UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 22, 2006

                         TAM of Henderson, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

             Nevada                  000-51516                20-0667864
---------------------------    ------------------------    ------------------
   (State of Incorporation)    (Commission File Number)     (IRS Employer
                                                          Identification No.)

             9664 Tapestry Pine Street, Las Vegas, NV 89178
       --------------------------------------------------------------
        (Address of principal executive officers, including Zip Code)

                               (702) 498-7365
                    -------------------------------------
                         (Issuer's Telephone Number)


                            HAIR THERAPISTS, INC.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

On March 22, 2006, Hair Therapists, Inc., ("the Company") changed its corporate name to TAM of Henderson, Inc. ("TAM"). Pursuant to the Acquisition Agreement and Plan of Merger, TAM acquired all the outstanding shares of common stock of Hair Therapists, Inc. from its sole stockholder, whereby TAM became the surviving corporation. (See Current Report filed with the Commission on March 20, 2006 regarding the merger between Hair Therapists, Inc. and TAM of Henderson, Inc.) The Acquisition Agreement and Plan of Merger included a corporate name change from Hair Therapists, Inc. to TAM of Henderson, Inc.

The Company's Articles of Merger is attached hereto as Exhibit 3.3 and is incorporated herein by reference.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.


(c)      Exhibits:

         3.3* Articles of Merger, by and between Hair Therapists, Inc. and TAM of Henderson, Inc. dated March 22, 2006.

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*This filing.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TAM of Henderson, Inc.
                             (formerly Hair Therapists, Inc.
                             -------------------------------
                                      Registrant

                                By: /s/ Evagelina Esparza Barrza
                                --------------------------------
                                 Name:  Evagelina Esparza Barrza
                                 Title: Director

Dated:  March 27, 2006

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                                  Exhibit Index

(c)      Exhibits:

         3.3* Articles of Merger, by and between Hair Therapists, Inc. and TAM of Henderson, Inc. dated March 22, 2006.

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*This filing.

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